SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 ---------------



                                    FORM 8-K/A

                                (AMENDMENT NO.2)



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)         June 16, 1999
                                                -------------------------------


                         AMERICAN DREAM ENTERTAINMENT, INC.
                         ---------------------------------
               (Exact name of registrant as specified in charter)



        Florida                     033-67536                   59-3169033
        -------                     ---------                   ----------
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)             File Number)            Identification No.)


1616 Gulf-To-Bay Boulevard, Clearwater, FL                         33757
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone Number, including area code          (727) 446-7981
                                                   ----------------------------



                     FEDERAL AFFORDABLE HOUSING CORPORATION
                     --------------------------------------
          (Former name or former address, if changed since last report)


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Item 4.       Changes in Registrant's Certifying Accountant.


(a) (1) J. Michael Daily, CPA, the independent accountant which was previously engaged as the principal accountant to audit the Registrant's financial statements, was dismissed on June 16, 1999. Registrant stated that the reason for the dismissal was based on the Registrant's increasing requirement for representation by a larger accounting firm. Such change in the certifying accountant was not due to any disagreement between the Registrant and its former independent accountant or the declination of such accountant to stand for re-election.

     (2) The principal accountant's report on the financial statements for the fiscal years ended May 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles.

     (3) The decision to change accountants was approved by the Board of Directors.

     (4) During the Registrant's fiscal years ended May 31, 1998 and 1997, and the interim period from June 1, 1998 to June 16, 1999, there were no disagreements with the former accountant on any manner of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreement if not resolved to the satisfaction of the former accountant would have caused it to make reference to the matter of disagreement in its report.

(b) Prior to the engagement of Pender Newkirk & Co. on June 17, 1999, no member of that firm was consulted by the Registrant (i) for the purpose of obtaining a written report or oral advice with regard to the application of accounting principles to a specified transaction of the Registrant, either completed or proposed, (ii) regarding an inquiry as to the type of audit opinion that may be rendered on the Registrant's financial statements or (iii) regarding any matter that was the subject of a disagreement with J. Michael Daily, CPA or which constituted a reportable event pursuant to Item 304(a)(1)(v) of Regulation S-K. The name and address of the Registrant's new independent accountant is:

            Pender Newkirk & Co.
            100 South Ashley Drive, Suite 1650
            Tampa, Florida 33602
            Telephone: (813) 229-2321
            Fax:       (813) 229-2359


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

     c.  Exhibit 16 - Letter Regarding Change in Certifying Accountant


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

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 6, 1999                     By: /s/ Dirk W. Peschar
                                              -------------------------
                                              Dirk W. Peschar
                                              President


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